UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2410

DREYFUS LIQUID ASSETS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/30

Date of reporting period:	6/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Liquid Assets, Inc.

SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Liquid Assets, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Liquid Assets, Inc. covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Patricia A. Larkin.

The U.S. economy increasingly showed signs of sustainable growth during the first half of 2004.When it became clearer in the spring that an unexpectedly strong job market and higher energy prices reflected renewed inflationary pressures, the money markets began to anticipate higher interest rates, and yields began to rise from historical lows. Indeed, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today's changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

July 15, 2004

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Liquid Assets, Inc. perform during the period?

During the six-month period ended June 30, 2004, the fund produced an annualized yield of 0.41%. Taking into account the effects of compounding, the fund also provided an annualized effective yield of 0.41% for the same period.1

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign branches of U.S. banks, repurchase agreements, asset-backed securities, commercial paper and other short-term corporate obligations of U.S. issuers.

Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund's performance?

The fund was primarily influenced by low interest rates throughout the reporting period. However, yields of short-term money market securities began to rise during the spring of 2004 when sustained economic growth and renewed inflationary pressures caused investors to anticipate higher short-term interest rates from the Federal Reserve Board (the "Fed"), which on June 30, 2004, the last day of the reporting period, implemented its first rate hike in approximately four years.

In fact, when 2004 began, the U.S. economy already was exhibiting signs of renewed strength. Even before it was revealed that U.S. gross domestic product had expanded at a 4.1% annualized rate during the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

fourth quarter of 2003, concerns arose that rising inflation and a ballooning federal budget deficit might lead to higher interest rates. Despite these concerns and their adverse impact on prices of longer-term fixed-income securities, money-market yields remained anchored by the 1% federal funds rate and began the reporting period near historically low levels.

Although it noted at its meeting in January 2004 that U.S. economic output was expanding briskly, the Fed held the overnight federal funds rate steady, and it reiterated its commitment to keeping borrowing rates low. Meanwhile, new data further confirmed that an economic recovery was well underway. However, the number of new jobs created by the recovering economy continued to disappoint.

The consumer price index in February 2004 indicated that the core rate of inflation rose only 0.1%, reinforcing the perception that the Fed still had a great deal of flexibility in the conduct of monetary policy. It was later revealed that U.S. economic growth also rose only modestly, expanding at a 4.4% annualized rate during the first quarter of 2004.

In early April 2004, however, the U.S. Department of Labor announced that the domestic economy had added 308,000 jobs in March, an unexpectedly strong report that fueled concerns that long-dormant inflationary pressures might have begun to resurface. As the month progressed, higher energy and commodity prices appeared to lend credence to that view.As a result, the money-market yield curve began to steepen as yields rose at the longer end of the maturity spectrum.

At its May meeting, the Fed again left interest rates unchanged. However, unlike previous pronouncements, the Fed no longer indicated that it could be "patient" before raising rates, stating instead that future rate hikes were likely to be "measured." Soon after the Fed meeting, non-farm payroll data showing a second consecutive month of gains triggered a significant change in investor expectations, which shifted from the belief that interest rates were unlikely to rise in 2004 to anticipation that the Fed might begin to tighten monetary policy as early as June.

As was widely expected, the Fed raised the federal funds rate by 25 basis points to 1.25% at its meeting on June 30, 2004. Because most investors had anticipated that the Fed would tighten monetary policy by at least that amount, the money markets already reflected the impact of the Fed's move.

In its June 30 statement, the Fed noted that "policy accommodation can be removed at a pace that is likely to be measured" but that it was prepared to "respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability." Consequently, most analysts believe that the June 30 rate hike was the first in a series of increases designed to forestall inflationary pressures without derailing the economic recovery.

What is the fund's current strategy?

In light of expectations of further moves toward higher short-term interest rates, we have adopted a more defensive posture, allowing the fund's weighted average maturity to fall toward a range we consider closer to neutral. Accordingly, we generally have limited new investments to money market securities with maturities of three months or less.This strategy is designed to give us flexibility to take advantage of higher yields should they arise. Of course, we are prepared to alter our strategy as market conditions evolve.

July 15, 2004

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Fund 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)
		Principal
Negotiable Bank Certificates of Deposit—7.5%		Amount ($)		Value ($)

First Tennessee Bank N.A.
1.34%, 8/23/2004		78,000,000		77,999,994
Wells Fargo Bank N.A.
1.32%, 8/10/2004		150,000,000		150,000,000
Wilmington Trust Co.
1.14%, 7/7/2004		139,000,000		139,000,193
Total Negotiable Bank Certificates of Deposit
(cost $	367,000,187)			367,000,187

Commercial Paper—32.2%

Bank of America Corp.
1.07%, 7/12/2004		80,000,000		79,973,844
Bank of America N.A.
1.12%, 7/1/2004		150,000,000		150,000,000
Deutsche Bank Financial LLC Inc.
1.45%, 7/1/2004		150,000,000		150,000,000
FCAR Owner Trust
1.11%, 8/3/2004		100,000,000		99,898,250
General Electric Capital Corp.
1.24%, 7/9/2004		200,000,000		199,945,333
Lehman Brothers Holdings Inc.
1.17%, 8/5/2004		75,000,000		74,915,417
Lehman Brothers Holdings Inc.
1.05%, 7/16/2004		150,000,000		150,000,000
Mane Funding Corp
1.26%, 7/23/2004		80,000,000	[a]	79,938,400
Morgan Stanley Dean Witter
1.23%, 7/23/2004		100,000,000		99,924,833
Paradigm Funding LLC
1.06%, 7/1/2004		50,000,000	[a]	50,000,000
Rabobank USA Finance Corp.
1.43%, 7/1/2004		150,000,000		150,000,000
Sigma Finance Inc.
1.15%, 7/6/2004		100,000,000	[a]	99,984,097
UBS Finance (DE) LLC
1.42%, 7/1/2004		200,000,000		200,000,000
Total Commercial Paper
(cost $	1,584,580,174)			1,584,580,174

		Principal
Corporate Notes—8.0%		Amount ($)		Value ($)

CC USA Inc.
1.06%, 1/20/2005		170,000,000	[a,b]	169,990,571
Merrill Lynch & Co. Inc.
1.10%, 1/5/2005		225,000,000	[b]	225,000,000
Total Corporate Notes
(cost $	394,990,571)			394,990,571

Promissory Notes—3.6%

Goldman Sachs Group Inc.
1.33%—1.36%, 9/15/2004—10/1/2004
(cost $	175,000,000)	175,000,000	[c]	175,000,000

U.S. Government Agencies—9.7%

Federal Home Loan Banks, Discount Notes
1.20%, 7/1/2004		152,621,000		152,621,000
Federal National Mortgage Association, Discount Notes
1.36%, 2/14/2005		150,000,000		149,995,617
Federal National Mortgage Association, Floating Rate Notes
1.03%, 1/10/2005		175,000,000	[b]	174,953,741
Total U.S. Government Agencies
(cost $	477,570,358)			477,570,358

Time Deposits—42.3%

Amsouth Bank (Grand Cayman)
1.38%, 7/1/2004		225,000,000		225,000,000
Branch Banking & Trust Co. Inc. (Grand Cayman)
1.38%, 7/1/2004		225,000,000		225,000,000
Chase Manhattan Bank USA (Grand Cayman)
1.44%, 7/1/2004		225,000,000		225,000,000
Fifth Third Bank (Grand Cayman)
1.38%, 7/1/2004		200,000,000		200,000,000
M&T Bank (Grand Cayman)
1.44%, 7/1/2004		225,000,000		225,000,000
M&I Marshall & Isley Bank (Grand Cayman)
1.38%, 7/1/2004		225,000,000		225,000,000
National City Bank (Grand Cayman)
1.38%, 7/1/2004		225,000,000		225,000,000

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

			Principal
Time Deposits (continued)			Amount ($)	Value ($)

Regions Bank (Grand Cayman)
1.38%, 7/1/2004			225,000,000	225,000,000
South Trust Bank (Grand Cayman)
1.38%, 7/1/2004			225,000,000	225,000,000
U.S. Bank N.A. (Grand Cayman)
1.31%, 7/1/2004			83,200,000	83,200,000
Total Time Deposits
(cost $	2,083,200,000)			2,083,200,000

Total Investments (cost $		5,082,341,290)	103.3%	5,082,341,290
Liabilities, Less Cash and Receivables			(3.3%)	(162,669,488)
Net Assets			100.0%	4,919,671,802

a Securities exempt from registration under Rule 144A of the Secutities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At June 30, 2004, these securities amounted to $399,913,068 or 8.1% of net assets.

b	Variable interest rate—subject to periodic change.
c	These notes were acquired for investment, not with the intent to distribute or sell. Securities restricted as to public resale. These securities were acquired from 9/16/2003 to 1/6/2004 at a cost of $175,000,000.At June 30, 2004, the aggregate value of these securities was $175,000,000 or 3.6% of net assets and are valued at amortized cost.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	5,082,341,290	5,082,341,290
Cash		2,344,664
Interest receivable		5,005,079
Prepaid expenses		209,566
		5,089,900,599

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2 (b)		2,520,630
Payable for investment securities purchased		150,000,000
Payable for shares of Common Stock redeemed		17,181,101
Accrued expenses		527,066
		170,228,797

Net Assets ( $)		4,919,671,802

Composition of Net Assets ($):
Paid-in capital		4,919,719,233
Accumulated net realized gain (loss) on investments		(47,431)

Net Assets ( $)		4,919,671,802

Shares Outstanding
(25 billion shares of $.001 par value Common Stock authorized)		4,920,588,547
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)
Investment Income ($):
Interest Income	28,062,676
Expenses:
Management fee—Note 2(a)	11,989,814
Shareholder servicing costs—Note 2(b)	5,125,420
Prospectus and shareholders' reports	200,232
Custodian fees	114,734
Registration fees	87,768
Directors' fees and expenses—Note 2(c)	77,795
Professional fees	33,536
Miscellaneous	43,994
Total Expenses	17,673,293
Investment income—net, representing net increase
in net assets resulting from operations	10,389,383

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	10,389,383	33,050,433
Net realized gain (loss) from investments	—	(7,910)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,389,383	33,042,523

Dividends to Shareholders from ($):
Investment income—net	(10,389,383)	(33,050,433)

Common Stock Transactions ($1.00 per share):
Net proceeds from shares sold	1,928,298,723	3,230,407,537
Dividends reinvested	4,079,069	13,239,660
Cost of shares redeemed	(2,060,276,706)	(4,428,683,402)
Increase (Decrease) in Net Assets
from Common Stock Transactions	(127,898,914)	(1,185,036,205)
Total Increase (Decrease) in Net Assets	(127,898,914)	(1,185,044,115)

Net Assets ($):
Beginning of Period	5,047,570,716	6,232,614,831
End of Period	4,919,671,802	5,047,570,716

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months	Ended
June 30, 2004			Year Ended December 31,

(Unaudited)		2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.006	.015	.039	.057	.045
Distributions:
Dividends from investment
income—net	(.002)	(.006)	(.015)	(.039)	(.057)	(.045)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.40[a]	.60	1.47	4.01	5.85	4.59

Ratios/
Supplemental Data (%):
Ratio of expenses to
average net assets	.69[a]	.68	.64	.66	.72	.74
Ratio of net investment
income to average
net assets	.41[a]	.60	1.47	3.87	5.73	4.49

Net Assets, end of period
($ x 1,000)	4,919,672	5,047,571	6,232,615	6,603,335	6,027,009	5,399,204

a Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Liquid Assets, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company.The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value of per share $1.00.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income, adjusted for amortization of discount and premium on investment, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $47,431 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $5,642 of the carryover expires in fiscal 2008, $9,111 expires in fiscal 2009, $24,768 expires in fiscal 2010 and $7,910 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the fund's average daily net assets and is computed at the following annual rates: 1 / 2 of 1% of the first $1.5 billion; 48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion.The fee is payable monthly.The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the fund's average net assets, the Manager will refund to the fund, or bear, the excess over 1%. During the period ended June 30, 2004, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other informa-

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tion, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2004, the fund was charged $1,852,416 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2004, the fund was charged $872,196 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $1,918,452 and transfer agency per account fees $602,178.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 17

For More Information

Dreyfus Liquid Assets, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 0039SA0604

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund's Board as Board members. The Committee has adopted a Nominating Committee Charter ("Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS LIQUID ASSETS, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	August 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	August 26, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	August 26, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)